EXHIBIT 99.1

NEWS RELEASE
COMPUWARE CORPORATION
--------------------------------------------------------------
Corporate Headquarters
One Campus Martius o Detroit, Michigan 48226                   COMPUWARE [LOGO]
(313) 227-7300

For Immediate Release
January 25, 2007

              Compuware Corporation Earns 11 Cents Per Share in Q3

     Distributed Products License Fees Increase 10.5 Percent Year-over-year

DETROIT--January 25, 2007--Compuware Corporation (NASDAQ: CPWR) today announced financial results for its third quarter, which ended December 31, 2006.

"Compuware generated strong results in the third quarter," said Compuware Chairman and CEO Peter Karmanos, Jr. "The company's results featured solid year-over-year increases in maintenance and software license fees, particularly in the distributed area. We will continue to work hard to ensure that Compuware delivers in Q4."

Third Quarter Fiscal 2007 Results

Compuware reports third quarter revenues of $315.1 million, compared to $305.9 million in the third quarter of the previous fiscal year. In the quarter, Compuware produced net income of $36.5 million. Compuware earned 11 cents per share (diluted computation) in Q3, compared to ten cents per share in Q3 of fiscal 2006, based upon 343.1 million and 388.3 million shares outstanding, respectively.

During the company's third quarter, software license fees were $86.0 million, compared to $83.3 million in the same quarter of fiscal 2006. Maintenance fees were $114.4 million, compared to $107.6 million in Q3 of the previous fiscal year. Professional services fees were $114.7 million, compared to $115.0 million in the third quarter last year.

Third Quarter Fiscal 2007 Highlights

During the third quarter, Compuware Corporation:

      o Announced that the Company's Board of Directors had adopted a plan under rule 10b5-1 of the Securities and Exchange Act of 1934 to repurchase 34 million shares of its common stock. The Board of Directors also authorized a separate share repurchase of $200 million of Compuware's common shares from time to time at the discretion of management.

      o Introduced a new version of its Compuware Strobe enterprise application performance solution, including new releases of Strobe, AutoStrobe and iStrobe.

      o Showcased the company's Application Performance Assurance and Continuous Integrated Testing solutions, which improve quality and enhance performance of critical business applications throughout the development life cycle, at the STARWEST 2006 Conference.


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Compuware Corporation Earns 11 Cents Per Share in Q3
January 25, 2007


      o Introduced Compuware OptimalJ version 4.2, which helps Java developers ensure successful enterprise application development, from initial architecture all the way to deployment.

      o Announced at the Gartner Healthcare Summit the capabilities of Compuware Covisint to help healthcare payers and providers increase healthcare quality and efficiency through better IT practices. Compuware Covisint also earned the "Best Demonstration of Value/ROI" Award at the Summit, sponsored by Gartner Vision Events.

      o Announced that the Automotive Industry Action Group selected Compuware Covisint to support the technology needs of the Chinese automotive industry by delivering EDI technology training.

      o Formalized a strategic partnership between Compuware Covisint and Initiate Systems, Inc., developers of the healthcare-industry standard for enterprise master patient index.

      o Conducted a Global IT Executive Summit Series on Application Performance titled, "Ahead of the Curve: Optimizing Application and Business Performance," which examined strategies for consistently delivering applications that optimize business performance.

      o Conducted a global executive briefing series on IT portfolio and demand management titled, "Strategic Moves: Execute an IT Game Plan That Yields Results," which examined the challenge of maximizing the value of IT investments.

      o Affirmed at Project World and the World Congress for Business Analysts the company's commitment to helping business analysts capture better requirements and collaborate with their stakeholders more effectively.

      o Earned recognition as one of the "Best Workplaces for Commuters" by the U.S. Environmental Protection Agency and the U.S. Department of Transportation for the many effective commuter programs the company provides for its employees.

      o Announced that two of its application delivery solutions, Compuware DevPartner SecurityChecker and Compuware DevPartner Studio, won Software Test & Performance Magazine Testers Choice Awards.

      o Announced its placement on the 2006 101 Metropolitan Detroit's Best and Brightest Companies to Work For list, sponsored by the Michigan Business and Professional Association

Compuware Corporation

Compuware Corporation (NASDAQ: CPWR) maximizes the value IT brings to the business by helping CIOs more effectively manage the business of IT. Compuware solutions accelerate the development, improve the quality and enhance the performance of critical business systems while enabling CIOs to align and govern the entire IT portfolio, increasing efficiency, cost control and employee productivity

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Compuware Corporation Earns 11 Cents Per Share in Q3
January 25, 2007


throughout the IT organization. Founded in 1973, Compuware serves the world's leading IT organizations, including more than 90 percent of the Fortune 100 companies. Learn more about Compuware at http://www.compuware.com.

                                      ###

Conference Call Information

The company will hold a conference call to discuss these results at 5:00 p.m. Eastern time (22:00 GMT) today. To join the conference call, interested parties from the United States should call 800-288-8961. For international access, the conference call number is +1-612-332-0335. No password is required.

A conference call replay will also be available. The United States replay number will be 800-475-6701, and the international replay number will be +1-320-365-3844. The replay passcode will be 849074. Additionally, investors can listen to the conference call via webcast by visiting the Compuware Corporation Investor Relations web site at http://www.compuware.com.

Press Contact

Lisa Elkin, Vice President, Compuware Communications and Investor Relations, lisa.elkin@compuware.com, 313-227-7345

For Sales and Marketing Information

Compuware Corporation, One Campus Martius, Detroit, MI 48226, 800-521-9353, http://www.compuware.com


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                     COMPUWARE CORPORATION AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (In Thousands)


                                                           AS OF DECEMBER 31,
                                                        -----------------------
                        ASSETS
                                                           2006         2005
                                                        ----------   ----------
CURRENT ASSETS:
 Cash and cash equivalents                              $  284,051   $  536,904
 Investments                                               222,397      293,181
 Accounts receivable, net                                  421,935      406,722
 Deferred tax asset, net                                    32,038       34,311
 Income taxes refundable, net                               75,942       45,904
 Prepaid expenses and other current assets                  27,589       22,928
 Buildings - held for sale                                               15,700
                                                        ----------   ----------
      Total current assets                               1,063,952    1,355,650
                                                        ----------   ----------

INVESTMENTS                                                 83,460       26,090
                                                        ----------   ----------

PROPERTY AND EQUIPMENT, LESS ACCUMULATED
 DEPRECIATION AND AMORTIZATION                             388,891      400,734
                                                        ----------   ----------

CAPITALIZED SOFTWARE, LESS ACCUMULATED
 AMORTIZATION                                               66,599       58,118
                                                        ----------   ----------

OTHER:
 Accounts receivable                                       190,217      221,620
 Deferred tax asset, net                                    15,579
 Goodwill                                                  334,769      318,383
 Other                                                      34,853       34,100
                                                        ----------   ----------
      Total other assets                                   575,418      574,103
                                                        ----------   ----------

TOTAL ASSETS                                            $2,178,320   $2,414,695
                                                        ==========   ==========

         LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
 Accounts payable                                       $   26,841   $   20,731
 Accrued expenses                                          166,123      160,940
 Deferred revenue                                          331,601      326,239
                                                        ----------   ----------
      Total current liabilities                            524,565      507,910

DEFERRED REVENUE                                           308,300      322,845

ACCRUED EXPENSES                                            12,168       15,033

DEFERRED TAX LIABILITY, NET                                 36,806       20,433
                                                        ----------   ----------
      Total liabilities                                    881,839      866,221
                                                        ----------   ----------

SHAREHOLDERS' EQUITY:
 Common stock                                                3,282        3,826
 Additional paid-in capital                                683,755      752,449
 Retained earnings                                         597,872      784,788
 Accumulated other comprehensive income                     11,572        7,411
                                                        ----------   ----------
      Total shareholders' equity                         1,296,481    1,548,474
                                                        ----------   ----------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY              $2,178,320   $2,414,695
                                                        ==========   ==========

                     COMPUWARE CORPORATION AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      (In Thousands, Except Per Share Data)

                                                         QUARTER ENDED       NINE MONTHS ENDED
                                                          DECEMBER 31,          DECEMBER 31,
                                                      -------------------   -------------------

                                                        2006       2005       2006       2005
                                                      --------   --------   --------   --------
REVENUES:
 Software license fees                                $ 86,013   $ 83,253   $210,187   $214,864
 Maintenance fees                                      114,432    107,647    339,881    325,922
 Professional services fees                            114,703    115,005    349,905    355,093
                                                      --------   --------   --------   --------
    Total revenues                                     315,148    305,905    899,973    895,879
                                                      --------   --------   --------   --------

OPERATING EXPENSES:
 Cost of software license fees                           7,529      5,791     21,124     17,030
 Cost of maintenance fees                               10,157     10,249     30,079     30,703
 Cost of professional services                         102,189    101,894    313,449    313,083
 Technology development and support                     27,047     24,361     83,904     73,960
 Sales and marketing                                    73,346     73,547    206,825    213,782
 Administrative and general                             52,139     43,029    143,523    142,557
                                                      --------   --------   --------   --------
    Total operating expenses                           272,407    258,871    798,904    791,115
                                                      --------   --------   --------   --------

INCOME FROM OPERATIONS                                  42,741     47,034    101,069    104,764

OTHER INCOME, NET                                        9,012      9,234     30,506     23,819
                                                      --------   --------   --------   --------

INCOME BEFORE INCOME TAXES                              51,753     56,268    131,575    128,583

INCOME TAX PROVISION                                    15,267     18,568     40,959     42,070
                                                      --------   --------   --------   --------

NET INCOME                                            $ 36,486   $ 37,700   $ 90,616   $ 86,513
                                                      ========   ========   ========   ========

DILUTED EPS COMPUTATION
Numerator:  Net income                                $ 36,486   $ 37,700   $ 90,616   $ 86,513
                                                      --------   --------   --------   --------
Denominator:
 Weighted-average common shares outstanding            342,078    385,081    360,833    386,874
 Dilutive effect of stock options                        1,021      3,194        510      2,405
                                                      --------   --------   --------   --------
 Total shares                                          343,099    388,275    361,343    389,279
                                                      --------   --------   --------   --------
Diluted EPS                                           $   0.11   $   0.10   $   0.25   $   0.22
                                                      ========   ========   ========   ========

Note: Cost of maintenance fees was included in technology development and support in prior periods and has been reclassified to conform to the current presentation. The cost of maintenance fees previously included in the "Technology development and support" line item was as follows in previous periods:

                       Quarter ended
                     -----------------
                         June 30, 2005     $ 10,127
                    September 30, 2005       10,327
                        March 31, 2006       10,984
                         June 30, 2006       10,127
                    September 30, 2006        9,795

                     COMPUWARE CORPORATION AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (In Thousands)

                                                                                  NINE MONTHS ENDED
                                                                                     DECEMBER 31,
                                                                               ----------------------
                                                                                  2006         2005
                                                                               ---------    ---------
CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
 Net income                                                                    $  90,616    $  86,513
 Adjustments to reconcile net income to cash provided
   by operations:
   Depreciation and amortization                                                  40,547       37,869
   Acquisition tax benefits                                                        3,860        5,254
   Stock option compensation                                                       7,211
   Deferred income taxes                                                           9,864       23,016
   Other                                                                            (183)       9,848
   Net change in assets and liabilities, net of effects from acquisitions:
    Accounts receivable                                                           36,782       51,226
    Prepaid expenses and other current assets                                     (2,689)       1,570
    Other assets                                                                    (166)        (964)
    Accounts payable and accrued expenses                                        (18,155)     (20,195)
    Deferred revenue                                                             (76,125)     (70,026)
    Income taxes                                                                   1,704       (9,827)
                                                                               ---------    ---------
       Net cash provided by operating activities                                  93,266      114,284
                                                                               ---------    ---------

CASH FLOWS USED IN INVESTING ACTIVITIES:
 Purchase of:
   Businesses, net of cash acquired                                              (20,484)     (30,917)
   Property and equipment                                                        (15,317)     (11,101)
   Capitalized software                                                          (16,003)     (14,266)
 Proceeds from sale of property                                                   15,466
 Investments:
   Proceeds                                                                      368,120      312,169
   Purchases                                                                    (376,387)    (264,042)
                                                                               ---------    ---------
       Net cash used in investing activities                                     (44,605)      (8,157)
                                                                               ---------    ---------

CASH FLOWS USED IN FINANCING ACTIVITIES:
 Net proceeds from exercise of stock options                                      11,899       10,513
 Contribution to stock purchase plans                                              3,688        6,527
 Repurchase of common stock                                                     (398,741)     (77,459)
                                                                               ---------    ---------
       Net cash used in financing activities                                    (383,154)     (60,419)
                                                                               ---------    ---------

 EFFECT OF EXCHANGE RATE CHANGES ON CASH                                           6,482       (6,491)
                                                                               ---------    ---------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                            (328,011)      39,217

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                                 612,062      497,687
                                                                               ---------    ---------

CASH AND CASH EQUIVALENTS AT END OF PERIOD                                     $ 284,051    $ 536,904
                                                                               =========    =========

                     COMPUWARE CORPORATION AND SUBSIDIARIES
                             OPERATIONAL HIGHLIGHTS
                          (dollar amounts in thousands)

                                                 QUARTER ENDED
                                          ----------------------------                 QUARTER ENDED
                                          DECEMBER 31,    DECEMBER 31,      YR - YR     SEPTEMBER 30,    QTR - QTR
                                              2006            2005          % Change        2006         % Change
                                          ------------    ------------      --------   -------------     ---------
License Fees:
 Distributed Product License Fees
  DevPartner                              $      2,586    $      2,888       (10.5%)   $       2,966       (12.8%)
  QACenter and File-AID Client/Server            6,930           6,887         0.6%            6,600         5.0%
  UNIFACE and Optimal                            6,091           6,525        (6.7%)           3,015       102.0%
  Vantage                                       18,905          15,924        18.7%           12,831        47.3%
  Changepoint                                    3,618           2,278        58.8%            3,243        11.6%
                                          ------------    ------------                 -------------
 Total Distributed Product License Fees         38,130          34,502        10.5%           28,655        33.1%
 Mainframe Product License Fees                 47,883          48,751        (1.8%)          28,054        70.7%
                                          ------------    ------------                 -------------
Total License Fees                              86,013          83,253         3.3%           56,709        51.7%

Maintenance Fees                               114,432         107,647         6.3%          115,132        (0.6%)
                                          ------------    ------------                 -------------
Total Products Revenue                    $    200,445    $    190,900         5.0%    $     171,841        16.6%
                                          ============    ============                 =============

Total Mainframe Products Revenue          $    132,194    $    129,775         1.9%    $     113,941        16.0%
Total Distributed Products Revenue        $     68,251    $     61,125        11.7%    $      57,900        17.9%

Total Products Revenue by Geography
  North America                           $    108,103    $    105,158         2.8%    $      94,315        14.6%
  International                           $     92,342    $     85,742         7.7%    $      77,526        19.1%

Product Releases
  Mainframe                                          9               4       125.0%                4       125.0%
  Distributed                                        6               8       (25.0%)              11       (45.5%)

Total Costs of Software Products          $    118,079    $    113,948         3.6%    $     114,260         3.3%

Deferred license fees
  Current                                 $     72,218    $     68,885         4.8%    $      66,975         7.8%
  Long-term                               $     39,686    $     53,134       (25.3%)   $      42,060        (5.6%)
  Deferred during quarter                 $     26,308    $     21,724        21.1%    $      11,475       129.3%
  Recognized during quarter               $     25,571    $     24,995         2.3%    $      20,999        21.8%

Professional Services
  Professional Services Revenue           $    114,703    $    115,005        (0.3%)   $     116,666        (1.7%)
  Contribution Margin                             10.9%           11.4%                         11.2%
  Billable Headcount                             3,488           3,675        (5.1%)           3,502        (0.4%)

Total Company Headcount                          7,578           7,517         0.8%            7,582        (0.1%)

Total DSO                                        120.5           119.7                         118.9
Total DSO (Billed)                                54.1            55.8                          48.0